
FARMERS

2015 Annual Meeting of Shareholders

Emclaire Financial Corp

Parent company of: The Farmers National Bank of Emlenton

Emclaire Financial Corp

Emlenton, Pennsylvania
April 21, 2015

William C. Marsh
Chairman, President and
Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS

Agenda & Contents

Legal

This presentation contains certain forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by and information currently available to management. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, potential future credit experience, perceived opportunities in the market and statements regarding our mission and vision. Such statements reflect the current views of the Company with respect to future looking events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements.

NOTE: This presentation will be available online at www.emclairefinancial.com.

Corporate Overview



- 2014 Snapshot
- Balance Sheet Growth
- Economy
- Industry

CORPORATE OVERVIEW

2014 SNAPSHOT

Record earnings:

Strong core revenue growth; problem credit resolution; expense management



EPS, common
$2.20
$2.00
$1.80
$1.60
$1.40
2012
2013
2014

Net income: **$4 million**

EPS, common: **$2.20**

Record balance sheet levels:

Driven by organic deposit growth (new accounts & new markets), which funded loan growth



Total Assets ($000's)
$600,000
$550,000
$500,000
$450,000
2012
2013
2014

Assets: **$582 million**

Net loans: **$380 million**

Deposits: **$502 million**

New office success:

Strong deposit levels; proven branch expansion strategy



Deposits
De Novo 2006 & 2008
Purchased 2009
De Novo 2013 & 2014
All other branches

2006/2008 Class:	**11.5%**
Purchased 2009:	**15.4%**
2013/2014 Class:	**3.8%**
Group total	**30.7%**



- Record earnings
- Strong balance sheet growth
- Two new branch offices
- Stable asset quality
- Stable capital position; continued need for capital to support....
  - Continued expansion
  - Acquisition and other growth opportunities that provide value
- Need for scale

BALANCE SHEET GROWTH

21% Asset Growth – 12/31/2010 to 12/31/2014


$600
$575
$550
$525
$500
$475
$450
$425
$400
$375
$350
Total Assets & Deposits (in Millions)
$400
$375
$350
$325
$300
$275
Loans, net (in Millions)
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014

	12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
Total Assets	$482	$492	$509	$526	$582
Deposits	410	416	432	432	502
Loans, net	306	313	334	352	380

- Interest rates – volatile / uncertain (still low)
- Stock market continues to test new highs
- Unemployment improving – nationally and particularly in our region
- Gasoline and energy prices have fallen
- Bank earnings and valuations continue to recover nationally
- Certain Dodd-Frank regulations have been implemented; have increased underwriting time periods

- \+ Need for community banks to serve rural areas and unique customer needs
- \+ Loyal customer base for community banks
- \+ Continued prospects for building value in community banking
- ± Industry consolidation
- − Continued dramatic increase in new regulations post financial crisis
- − Historically low interest rate environment
- − Nationally weak loan demand; competitive pricing
- − Technology demands and risks; retailer breaches
- − Competitive threat from credit unions and non-bank financial companies and services (Walmart, Target, etc.)

INDUSTRY CONSOLIDATION


Number of U.S. Commercial Banks
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
14,495
< 12,000
6,532
5,641
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014

Source: FDIC data tabulated by David C. Wheelock, Federal Reserve Bank of St. Louis Review through 2010. Updated by Emclaire management using data from SNL Financial 2011 – 2014.

Notes:

- Looking to be an acquirer
- Continued need for local community banks
- Our track record

Number of Commercial Banks has decreased by 891 since 2010

Deals announced so far in 2015 = 66; deals announced in 2014 = 291

INDUSTRY CONSOLIDATION

Number of National M&A Deals Announced


300
250
200
150
100
50
-
148
109
182
152
222
227
291
2008
2009
2010
2011
2012
2013
2014

Number of PA M&A Deals


12
10
8
6
4
2
-
12
5
9
8
5
5
7
2008
2009
2010
2011
2012
2013
2014

Source: SNL M&A Activity Tracking Report

State	# of Banks
1. Illinois	519
2. Texas	500
3. Minnesota	340
4. Iowa	318
5. Missouri	306
6. Kansas	280
7. Wisconsin	249
8. Oklahoma	220
9. Ohio	212
10. California	210
13. Pennsylvania	189

In terms of the number of banks, PA is in the Top 13 of markets – making the state ideal for consolidation.

Financial Results



Consolidated Financial Highlights

Earnings

Consolidated Balance Sheets

Asset Quality

CONSOLIDATED FINANCIAL HIGHLIGHTS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	As of the year ended December 31,				
Balance Sheet:	**2014**	**2013**	**2012**	**2011**	**2010**
Total assets	$ 581,909	$ 525,842	$ 509,014	$ 491,882	$ 481,885
Loans receivable, net	379,648	352,430	333,801	312,545	306,152
Deposits	501,819	432,006	432,459	416,468	409,658
Borrowed funds	21,500	44,150	20,000	20,000	30,000
Stockholders' equity	47,990	45,072	51,725	50,730	39,118
Stockholders' equity per common share	$24.14	$22.66	$23.72	$23.25	$21.67
Tangible stockholders' equity per common share	$21.66	$20.04	$20.93	$20.26	$17.77
Market value per common share	$25.00	$25.14	$20.85	$15.95	$16.35
Common shares outstanding	1,780,658	1,768,658	1,759,408	1,751,908	1,457,404

- 21% asset growth
- 22% tangible book value growth
- 53% appreciation in the stock price

Consolidated Financial Highlights

(Dollar amounts in thousands, except per share data)

	For the year ended December 31,				
Income Statement:	**2014**	**2013**	**2012**	**2011**	**2010**
Net interest income	$ 17,235	$ 15,921	$ 15,786	$ 15,407	$ 14,783
Noninterest income	4,087	3,860	4,893	3,841	4,206
Net income	4,017	3,808	3,654	3,833	3,069
Diluted earnings per common share	$2.20	$1.91	$1.80	$1.98	$1.85
Cash dividends per common share	$0.88	$0.80	$0.82	$0.64	$0.56
Key Ratios:					
Return on average assets	0.70%	0.73%	0.70%	0.78%	0.64%
Return on average equity	8.47%	7.73%	7.05%	8.44%	7.85%
Return on average common equity	9.24%	8.32%	7.56%	8.98%	8.48%
Net interest margin	3.35%	3.40%	3.34%	3.47%	3.39%
Nonperforming assets to total assets	1.21%	1.01%	1.41%	1.19%	1.45%
Efficiency ratio	72.13%	70.48%	67.41%	69.70%	71.07%

- Continued growth in net interest income despite margin pressure
- Return on average common equity above 9.00% level in 2014
- Nonperforming assets to total assets ratio moderately increased to 1.21% in 2014
- Continued annual increase in common dividend (2012 included $0.10 special dividend)

EARNINGS

2014 COMPARED TO 2013

(Dollar amounts in thousands, except per share data) *Based upon Audited financials*	2014	2013	% Change
Net interest income	$ 17,235	$ 15,921	8.3%
Provision for loan losses	670	580	15.5%
Noninterest income, excluding security gains	3,329	3,520	(5.4%)
Security gains, net	758	340	122.9%
Noninterest expense	15,587	14,480	7.6%
Net income	**$ 4,017**	**$ 3,808**	**5.5%**
Preferred dividends (SBLF)	100	420	(76.2%)
Net income to common shareholders	**$ 3,917**	**$ 3,388**	**15.6%**
Net income per common share (diluted)	**$2.20**	**$1.91**	**15.2%**

EARNINGS — 2014 COMPARED TO 2013

↑ Solid net interest income growth

↔ Natural increase in provision expense

↑ Increase in net securities gains

↓ Reduction realized in fee income

↓ Increase in noninterest expense from growth and certain non-recurring expenses

↑ Reduction in Preferred stock dividends

EARNINGS

1Q 2015 COMPARED TO 1Q 2014

(Dollar amounts in thousands, except per share data) *Unaudited*	2015	2014	% Change
Net interest income	**$ 4,306**	**$ 4,004**	**7.5%**
Provision for loan losses	169	163	3.7%
Noninterest income, excluding security gains	779	781	(0.3%)
Security gains	--	658	NM
Noninterest expense, excluding prepay penalty	3,964	3,672	8.0%
Prepayment penalty	--	550	NM
Net income	**781**	**841**	**(7.1%)**
Preferred dividends (SBLF)	25	25	--
Net income to common shareholders	**$ 756**	**$ 816**	**(7.4%)**
Net income per common share	**$ 0.42**	**$ 0.46**	**(8.7%)**
Return on average common equity	7.01%	8.02%	(101 bps)

- 2014 prepayment penalty expense incurred associated with early retirement of $5 million in FHLB advance debt.

EARNINGS 1Q 2015 COMPARED TO 1Q 2014

↑ Solid net interest income growth

↔ Neutral provision expense

↔ Fee income relatively stable

↓ Zero security gains in Q1-2015

↓ Increase in noninterest expense (due to new offices plus normal increases)

❖ As new offices mature, fixed operating costs will be leveraged to drive earnings growth

Consolidated Balance Sheets

($'s in thousands, except share data)	March 31, 2015	December 31, 2014	December 31, 2013
Assets:	*Unaudited*	*Audited*	*Audited*
• Cash	$ 22,274	$ 11,856	$ 16,658
• Investments	151,553	149,861	117,304
• Loans receivable, net	376,179	379,648	352,430
• Other (intangible assets of $4,365, $4,413 and $4,629)	40,246	40,544	39,450
Total Assets	**$ 590,252**	**$ 581,909**	**$ 525,842**
Liabilities:			
• Deposits	$ 516,023	$ 501,819	$ 432,006
• Borrowed funds	18,000	21,500	44,150
• Other	7,167	10,600	4,614
Total Liabilities	541,190	533,919	480,770
Stockholders' Equity	**49,061**	**47,990**	**45,072**
Total Liabilities and Equity	**$ 590,252**	**$ 581,909**	**$ 525,842**
Tangible book value per common share	$ 22.27	$ 21.66	$ 20.04

CONSOLIDATED BALANCE SHEETS

December 31, 2014 versus December 31, 2013:

- Assets + 10.7%
- Loans, net + 7.7%
- Deposits + 16.2%

❖ FHLB $5 million long term advance payoff in March 2014

March 31, 2015 versus December 31, 2014:

- Assets +1.4%
- Loans (0.9%)
- Deposits +2.8%

❖ Decrease in loans for Q1-2015 was seasonal and was budgeted accordingly. As of March 31, 2015, the Bank's loan pipeline included $65 million of prospects and current applications.

✓ Opportunity to utilize deposit growth – and a reduction in securities – to fund future loan growth

ASSET QUALITY

Asset Quality Metrics In $000's	As of 3/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Total delinquency (> 30 days)	**$3,700**	**$4,413**	**$5,913**	**$7,789**	**$4,068**	**$6,718**
Nonperforming assets:						
Accruing loans 90 or more days past due	$231	$93	$62	$21	$66	$41
Nonaccrual loans	7,241	6,849	5,146	6,967	5,499	6,570
Total nonperforming loans	**$7,473**	**$6,942**	**$5,208**	**$6,988**	**$5,565**	**$6,611**
Repossessed assets & OREO	252	124	107	180	307	373
Total nonperforming assets	**$7,725**	**$7,066**	**$5,315**	**$7,168**	**$5,872**	**$6,984**
Nonperforming assets / assets	1.31%	1.21%	1.01%	1.41%	1.19%	1.45%
Allowance for loan losses	$5,340	$5,224	$4,869	$5,350	$3,536	$4,132
Allowance / loans	1.40%	1.36%	1.36%	1.58%	1.12%	1.33%
Allowance / nonperforming loans	71.46%	75.25%	93.49%	76.56%	63.54%	62.50%
Charge-offs (3/31 data is annualized):						
Charge-offs / average loans	0.09%	0.10%	0.33%	0.15%	0.35%	0.19%

- Successfully resolved a "top 3" nonperforming loan in December 2014 – with full recovery.
- The two largest nonperforming relationships account for $4.1 million, or 53% of nonperforming assets at 3/31/2015.
- Nonperforming assets / asset ratio could improve substantially with the resolution of certain credits.

Emclaire Financial Corp

ASSET QUALITY

NONPERFORMING ASSETS

Source: SNL Financial


Nonperforming Assets to Total Assets
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
1.94%
1.89%
1.87%
1.75%
1.51%
1.45%
1.19%
1.41%
1.01%
1.21%
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
Peer Group
Emclaire Financial Corp.

Peer Group includes the following institutions: NexTier Bank, 1st Summit Bank, Mid Penn Bank, Kish Bank, Dime Bank, Jonestown Bank & Trust, Clearfield Bank & Trust Co., Allegheny Valley Bank, Mars National Bank, and Mercer County State Bank. Average assets of peer group = $588 million. Peer data for 3/31/2015 was not yet available.

Maintaining a Solid Capital Position


BANK

Historic Capital Levels

Capital Enhancement Strategies

HISTORIC CAPITAL LEVELS



Bank Capital Levels
9.00%
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
7.92%
8.69%
8.92%
8.58%
8.25%
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
Bank Tier 1 capital to average assets
"Well Capitalized" regulatory threshold

- ↑ $4.6 million private placement completed in March 2011
- ↑ Redeemed $7.5 million of TARP with $10.0 million of SBLF in August 2011
- ↓ Redeemed $5.0 million of SBLF in September 2013
- ↓ Substantial asset growth realized in 2014

Emclaire Financial Corp

CAPITAL ENHANCEMENT STRATEGIES

- 2010 – Funded pension plan with $400,000 of stock
- 2011 – $4.6 million private placement common stock offering
- 2011 – $7.5 million redemption of TARP
- 2011 – $10.0 million SBLF participation
- 2013 – $5.0 million SBLF redemption
- *2015 – SBLF redemption*
- Other:
  - Stable to strong earnings
  - Disciplined dividend payout strategy
  - Realizing gains from the security sales
  - Reduction in long term borrowings
  - Potential common stock offerings
  - Potential use of preferred equity & subordinated debt options

Creating Shareholder Value



Value Proposition

Stock Performance – Long Term

Stock Performance – Last 3 Years

Dividend Recap

CREATING SHAREHOLDER VALUE VALUE PROPOSITION

We believe shareholder value can be created by executing our Mission and deploying capital in a manner that profitably expands our franchise through a combination of organic growth, de novo branch expansion, and opportunistic acquisitions. In executing this **three-pronged approach** to profitable growth, we expect to:

✓ Deliver attractive annual earnings per common share growth, and

✓ Reward our shareholders with a healthy annual dividend yield.

The combination of these items should result in a strong total shareholder return. We believe investing in our Company is an attractive value proposition for current and prospective shareholders given our performance history and overall risk profile.



STOCK PERFORMANCE LONG TERM

Emclaire Financial Corp. - Price Change (%)

Source: SNL Financial



EMCF (+79.29%)
KBW Bank (-16.82%)
S&P 500 (+78.22%)
Price Change (%)
150
100
50
0
-50
-100
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Blue shaded area = Emclaire Financial Corp

Red = KBW Bank Index (BKX)

Green = S&P 500 Index

- Outperformed S&P 500 and KBW Bank Index over the last 14 years
- Total Return (March 2001 – March 2015) = 173.9%
  - Price Appreciation 79.3%
  - Cumulative Dividend Yield 94.6% (cash)

<u>100 shares purchased on March 31, 2001</u>:

- Total cost = $1,400 ($14.00/share)
- Value at 3/31/2015 = $2,510 (+$1,110)
- Dividends earned = $1,325

✓ **Total return = $2,435 (7.5% compound annual return)**

Emclaire Financial Corp

STOCK PERFORMANCE

LAST 3 YEARS


Emclaire Financial Corp. - Price Change (%)
Source: SNL Financial
EMCF (+56.74%)
KBW Bank (+88.57%)
S&P 500 (+63.72%)
Price Change (%)
100
80
60
40
20
0
-20
Jan 2012
Apr 2012
Jul 2012
Oct 2012
Jan 2013
Apr 2013
Jul 2013
Oct 2013
Jan 2014
Apr 2014
Jul 2014
Oct 2014
Blue shaded area = Emclaire Financial Corp
Red = KBW Bank Index (BKX)
Green = S&P 500 Index

- Solid results over the last 3 years
- Total Return (December 2011 – December 2014) = 72.4%
  - Price Appreciation 56.7%
  - Dividend Yield 15.7% (cash)
- Reflects performance highlighted in 2014 Shareholder Letter

<u>100 shares purchased on December 31, 2011</u>:

- Total cost = $1,595 ($15.95/share)
- Value at 12/31/2014 = $2,500 (+$905)
- Dividends earned = $250

✓ **Total return = $1,155 (19.9% compound annual return)**

DIVIDEND RECAP


Cash Dividend per Common Share
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
Dividend Yield
$0.56
$0.64
$0.82
$0.80
$0.88
$0.96
4.04%
3.91%
5.14%
3.84%
3.50%
3.84%
2010
2011
2012
2013
2014
2015E
Special Dividends
Regular Dividends
Dividend Yield
Average yield = 4.05%

- Dividend yield = dividends for the year / stock price at the beginning of the year
- 2015E dividends projected at $0.24 per quarter
  - Represents a yield of 3.84% based on closing price of $25.00 per share at 12/31/2014

Emclaire Financial Corp

LOOKING AHEAD



- Our Franchise
- Market Assessment
- Investing in People and Technology
- Strategy Recap



Erie, PA
NY
OH
PA
Pittsburgh, PA
Chautauqua
Cattaraugus
Allegany NY
Warren
McKean
Potter
Ashtabula
Crawford
Forest
Cameron
Venango
Trumbull
Mercer
Clinton
Jefferson
Mahoning OH
Lawrence
Clearfield
Centre
Butler
Armstrong
Columbiana
Beaver
Indiana
Mifflin
Cambria
Blair
Huntingdon
Jefferson
Westmoreland
Washington
Ohio
Belmont
WV
Somerset
Bedford
Fayette
Fulton
Franklin
Marshall
Greene

Map Key:

- Headquarters / Main Office
- Current Banking Offices
- Future Banking Offices

Future Full-Service Branch Banking Office:

- Hermitage, PA

Natural extensions of existing branch network

Emclaire Financial Corp

OUR FRANCHISE CRANBERRY TOWNSHIP, PA


Farmers
National
Bank

Opened May 2014

OUR FRANCHISE

NEW OFFICE UPDATE

As of March 31, 2015 *unless otherwise stated*	Saint Marys	Cranberry Township	Combined
Deposits ($000's)	$ 12,247	$ 11,431	**$ 23,678**
Loans outstanding ($000's)	$ 3,008	$ 5,833	**$ 8,841**
Total number of accounts	362	195	**557**
Number of years open	1.4	0.8	**1.1**
Estimated years to break even	~2.0	~2.0	**~2.0**
Number of new accounts (2014)	228	165	**393**
Loan Commitments ($000's) (2014 – retail only)	$ 2,948	$ 5,055	**$ 8,004**

Emclaire Financial Corp

Retail:

- Strong results from our two newest offices ($20 million +)
- $39 million in new loan commitments issued bank-wide
- 3,421 new deposit accounts opened
- Deposits increased in 12 of 15 branch offices

Commercial:

- $56 million in new loan commitments issued
- $24 million (16%) increase in commercial loans
- 30 new loan commitments were for $500,000 or greater
- 17 new loan commitments were for $1 million or greater

Market Assessment

Data adjusted for mergers and acquisitions as of 6/30/2014			Headquarters			Deposit Market Share June 30, 2014		Deposit Market Share June 30, 2013		
Rank	Ticker	Company Name	City	State	Branches	Balance ($000)	%	Balance ($000)	%	Rank
1	PNC	PNC Financial Services Group	Pittsburgh	PA	37	$ 2,028,534	17.77%	$ 2,027,515	18.09%	1
2	FNB	F.N.B. Corp.	Hermitage	PA	28	1,515,930	13.28%	1,468,037	13.10%	2
3	NWBI	Northwest Bancorp, Inc.	Warren	PA	33	1,286,719	11.27%	1,302,525	11.62%	3
4	CCNE	CNB Financial Corp.	Clearfield	PA	17	809,472	7.09%	799,276	7.13%	5
5	STBA	S&T Bancorp Inc.	Indiana	PA	12	774,622	6.78%	748,821	6.68%	4
6	RBS	Royal Bank of Scotland Group	Edinburgh	N/A	21	760,004	6.66%	691,082	6.16%	7
7	FCF	First Commonwealth Financial	Indiana	PA	17	636,759	5.58%	672,557	6.00%	6
8	**EMCF**	**Emclaire Financial Corp.**	**Emlenton**	**PA**	**15**	**514,526**	**4.51%**	**449,567**	**4.01%**	**9**
9	HBAN	Huntington Bancshares Inc.	Columbus	OH	12	501,354	4.39%	503,751	4.49%	8
10		Nextier Inc.	Butler	PA	12	406,611	3.56%	374,541	3.34%	10
11	MCSB	Mercer County State Bancorp Inc.	Sandy Lake	PA	10	288,570	2.53%	293,718	2.62%	11
12	CBTC	CBT Financial Corp	Clearfield	PA	6	241,259	2.11%	233,083	2.08%	13
13		Fryburg Banking Co.	Fryburg	PA	6	238,541	2.09%	236,903	2.11%	12
14	MNBP	Mars National Bank	Mars	PA	4	211,876	1.86%	222,807	1.99%	14
15		Marquette Savings Bank	Erie	PA	5	190,700	1.67%	189,941	1.69%	16
16		Greenville Savings Bank	Greenville	PA	2	174,899	1.53%	177,407	1.58%	15
17		Dollar Bank FSB	Pittsburgh	PA	2	160,011	1.40%	154,095	1.37%	17
18	FNFG	First Niagara Financial Group	Lockport	NY	3	125,348	1.10%	123,541	1.10%	18
19	WSBC	WesBanco, Inc.	Wheeling	WV	2	109,085	0.96%	110,876	0.99%	19
20	CCYY	Clarion County Community Bank	Clarion	PA	3	107,428	0.94%	110,792	0.99%	20
			All Others		17	335,961	2.94%	319,757	2.85%	
			TOTAL		**264**	**$ 11,418,299**	**100.00%**	**$ 11,210,592**	**100.00%**	

Note: EMCF competes in eight counties in Pennsylvania, including: Butler, Clarion, Clearfield, Crawford, Elk, Jefferson, Mercer and Venango.

Source: SNL Financial

MARKET ASSESSMENT

County	Total Deposits in Market ($000)	EMCF as of June 30, 2014: Deposits in Market ($000)	Market Share (%)	Rank	# of EMCF Branches	# Total Branches	Market Demographics: 2014 Population (actual)	2014 Median Household Income ($)	2014 - 2019 Projected HHI Growth (%)
Butler	$ 3,780,043	$ 134,881	3.57%	10	4	80	185,435	$ 59,606	9.4%
Clarion	758,770	106,670	14.06%	5	3	21	39,363	44,033	9.5%
Clearfield	1,340,282	23,500	1.75%	7	1	32	80,743	45,299	19.9%
Crawford	1,270,313	79,505	6.26%	7	1	30	86,772	42,138	8.5%
Elk	689,050	24,556	3.56%	5	2	18	31,224	44,197	5.7%
Jefferson	885,793	28,556	3.22%	7	1	18	44,464	42,721	9.7%
Mercer	1,961,901	35,662	1.82%	8	1	45	114,881	43,709	6.8%
Venango	732,147	81,196	11.09%	5	2	20	53,677	42,879	7.1%
TOTAL	**$ 11,418,299**	**$ 514,526**	**4.51%**	**9**	**15**	**264**	**636,559**		
Allegheny	77,619,770						1,232,037	$ 51,121	9.3%
Armstrong	1,140,004						67,974	48,056	16.2%
Beaver	2,121,743						169,960	52,114	16.0%
Erie	4,382,281						280,243	43,689	3.4%
Indiana	2,449,716						87,692	44,290	9.2%
Lawrence	1,523,077						89,008	42,588	6.7%
McKean	821,456						42,937	41,514	5.0%
Warren	778,847						40,649	45,038	6.6%
Washington	4,806,321						209,305	55,578	14.5%
Westmoreland	6,957,736						361,703	50,258	14.2%
TOTAL	**$ 102,600,951**						**2,581,508**		
GRAND TOTAL	**$ 114,019,250**						**3,218,067**		
Pennsylvania	**$ 317,998,366**					**4,473**	**12,791,303**	**$ 51,961**	**7.9%**
United States	**$ 8,968,293,584**					**94,550**	**317,199,353**	**$ 51,579**	**4.6%**

Source: SNL Financial

PEOPLE & TECHNOLOGY

- Human Capital Investments
- Technology Investments

❖ Objectives:

- Improve employee engagement
- Enhance employee productivity
- Attract / retain customers
- Increase revenue opportunities
- Streamline processes; reduce cycle times & costs


People
Growth
Technology
Franchise

PEOPLE & TECHNOLOGY — MOBILE BANKING UPDATE

- 1,541 downloads
- Launched 4 months ago
- Expected Outcomes:
  - Attract / retain customers
  - Complement brick & mortar service channels
  - Enhance employee productivity
  - Increase revenue opportunities (PopMoney)

✓ ***Mobile banking will enhance the customer experience – and will deliver operating efficiencies to the Bank…a win-win investment.***


Farmers National Bank
Mobile Banking
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STRATEGY RECAP

- Capital management
- Continued focus on earnings growth
- Continued focus on balance sheet mix
- New branch offices, markets and acquisitions
- Asset quality
- Improvement in systems, personnel and technology
- Focus on key regulatory changes

WELL POSITIONED

✓Capital



✓Franchise



✓Systems & Technology



✓People



Q&A Session

Questions and Answers



Board of Directors Retirement



Ronald L. Ashbaugh:

- 56 years of service in the banking industry

- Started with the Bank in 1959 (Teller)

- President 1972 – 1996

- Board member 1971 – 2015



George W. Freeman:

- 58 years of service in the banking industry

- Started with the Bank in 1956 (Assistant Cashier)

- Board member 1964 – 2014

- General Partner of Freeman's Tree Farm

...Thank you for your **114 years** of combined service!

Closing and Thank You


FARMERS NATIONA
BAN

...Thank you for your continued confidence and support!